FREEPORT-McMoRAN COPPER & GOLD



# 1st Quarter 2008 Earnings Conference Call

April 23, 2008

FCX LISTED NYSE

www.fcx.com

FREEPORT-MCMORAN COPPER & GOLD

# Cautionary Statement Regarding Forward-Looking Statements

*This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes and the impact of changes in deferred intercompany profits on earnings. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (SEC).*

*This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements or pro forma consolidated financial results are in the supplemental schedule, "Product Revenues and Production Costs," beginning on page VII in FCX's 4/23/08 press release, which is available on our internet web site www.fcx.com.*

# A World of Assets
# A World of Opportunities

## 2007 Annual Report Highlights


FREEPORT-McMoRAN COPPER & GOLD
A World of Assets
A World of Opportunities
FREEPORT-McMoRAN COPPER & GOLD INC.
2007 Annual Report

- Strong Portfolio of Global Producing Operations
- Opportunities to Expand Current Production Capacity
- Add Reserves to Extend Lives of Our Mines
- Develop Significant New Ore Bodies

FREEPORT-MCMORAN COPPER & GOLD

# 1Q08 Highlights

| Sales Data | 1Q08 | 1Q07 (1) |
| --- | --- | --- |
| ***Copper*** | | |
| Consolidated Volumes *(mm lbs)* | 911 | 520 |
| Average Realization *(per lb)* | $3.69 | $3.00 |
| ***Gold*** | | |
| Consolidated Volumes *(000's ozs)* | 280 | 956 |
| Realization *(per oz)* | $933 | $655 |
| ***Molybdenum*** | | |
| Consolidated Volumes *(mm lbs)* | 20 | 2 |
| Realization *(per lb)* | $31.67 | $23.26 |
| ***Financial Results*** *(in millions, except per share amounts)* | | |
| Revenues | $5,672 | $2,246 |
| Net Income | $1,122 (2) | $476 (3) |
| Diluted Earnings Per Share | $2.64 (2) | $2.02 (3) |
| Operating Cash Flows | $615 (4) | $669 |
| Capital Expenditures | $508 | $142 |

*(1) Includes Phelps Dodge results beginning March 20, 2007*

*(2) 1Q08 net income includes charges totaling $175 mm (39¢/share) for purchase accounting impacts related to PP&E and inventory.*

*(3) 1Q07 net income includes charges totaling $177 mm (73¢/share), including $23 mm (10¢/share) to mark-to-market PD's copper price protection program, $79 mm (32¢/share) for purchase accounting impacts related to PP&E and inventory charges, and $75 mm (31¢/share) for early extinguishment of debt related to PD acquisition.*

*(4) Includes working capital uses of approximately $1.3 billion*

# Quarterly Operating Highlights

| Operating Data | 1Q08 | 1Q07 Pro Forma |
|---|---|---|
| **Copper** | | |
| Consolidated Volumes *(mm lbs)* (1) | 911 | 1,025 |
| Average Realization *(per lb)* | $3.69 | $2.81 (2) |
| Net Unit Cash Cost *(per lb)* | $1.06 | $0.40 |
| **Gold** | | |
| Consolidated Volumes *(000's ozs)* | 280 | 977 |
| Realization *(per oz)* | $933 | $ 652 |
| **Molybdenum** | | |
| Consolidated Volumes *(mm lbs)* (1) | 20 | 19 |
| Realization *(per lb)* | $31.67 | $ 23.00 |

## Sales From Mines for 1Q by Region


North America
South America
Indonesia
339
307
Cu
mm lbs
20
19
Mo
mm lbs
365
301
Cu
mm lbs
Au
000's ozs
27
25
207
417
Cu
mm lbs
251
947
Au
000's ozs
1Q08
1Q07
1Q08
1Q07
1Q08
1Q07
1Q08
1Q07
1Q08
1Q07
1Q08
1Q07

(1) Excludes purchased products

(2) Includes impacts from PD's historical hedging of 6¢/lb in 1Q07

NOTE: 1Q07 numbers are pro forma for the acquisition of Phelps Dodge.

# 1Q08 Unit Production Costs

*(per pound of copper)*

| Cash Unit Costs | North America | South America | Indonesia | Consolidated |
|---|---|---|---|---|
| Site Production & Delivery | $1.64 | $1.08 | $1.86 | $1.47 |
| Royalties(1) | 0.00 | 0.00 | 0.12 | 0.03 |
| Treatment Charges | 0.09 | 0.21 | 0.33 | 0.19 |
| By-product Credits | (0.77) | (0.14) | (1.23) | (0.63) |
| **Net Cash Unit Costs** | $0.96 | $1.15 | $1.08 | $1.06 |

*(1) Profit sharing in South America included in production costs; severance taxes in North America included in production costs.*

*NOTE: For a reconciliation of unit net cash cost per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Production Revenues and Production Costs" beginning on page VII in FCX's 4/23/08 press release.*

# 1Q08 Copper Price Impact

- **Spot Price Increased From $3.01/lb at Start of Year to $3.86/lb at Quarter End**
- **Approximately Half of Sales in Any Quarter are Provisionally Priced and Subject to Final Pricing**
  - Quarter-end Price is a Major Determinant in Recorded Price
  - 362 MM pounds (Net of Minority Interest) Priced at $3.82/lb at March 31, 2008*
- **Two Impacts in 1Q08**

  1) Adjustments to 4Q Sales (Provisionally Priced at $3.02/lb at 12/31/07) Subject to Final Pricing
     - $294 MM in Higher Revenues ($127 MM to Net Income, $0.28/Share)

  2) Recorded Average Realized Sales Price of $3.69/lb Was More Than 1Q08 Market Average of $3.52/lb
     - $64 MM Impact to Net Income, $0.14/Share

** These sales will be finally priced in future periods. Each $0.05 change from the 3/31/08 price would result in ~$11 mm effect on FCX's 2008 net income.*

# Strong Markets



000's Metric Tons
2,000
1,750
1,500
1,250
1,000
750
500
250
0
LME Copper Price
LME & COMEX Exchange Stocks*
400
350
300
250
200
150
100
50
0
Cents Per Pound
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

## London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07

## Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08

* Metals Week – Molybdenum Dealers Oxide Price

# 2008 Outlook

- **Sales Outlook:**
  - *Copper: 4.2 Billion lbs.*
  - *Gold: 1.4 Million ozs.*
  - *Molybdenum: 75 Million lbs.*

- **Modeled Operating Cash Flows (1):** *Exceeds $6.5 Billion for 2008*
  - **Significant Working Capital Requirements in First Half**
  - **Expect Working Capital Use in 2008 of ~ $1.1 Billion, Including $1.3 Billion Used in 1Q08**
  - **Expect to Generate ~ 70% of Cash Flows in Second Half**

- **Capital Expenditures:** *~ $3.0 Billion for 2008*

*(1) Based on 1Q08 actuals and assumed prices of $3.75/lb Copper, $900/oz Gold, and $30/lb Molybdenum for the remaining three quarters of 2008. Each 20¢ change in copper would impact this estimate by approximately $450 MM over the remaining three quarters.*

*Note: Amounts are projections; see cautionary statement.*

# Development Project Update
## North America – Copper

### Safford Mine Development

- Major new mine in Arizona completed
- SX/EW facility continues to ramp-up to full rates; produced 22MM lbs in 1Q08
- 240MM lbs Cu/year
- ~ $675MM project


Safford

### Miami Mine Restart

- Restart of the Miami mine
- 100MM lbs Cu/year by 2010
- ~$100MM project, primarily mining equipment
- 12/31/07 reserves of 600MM lbs Cu

### Incremental Expansions

- Morenci, Bagdad and Sierrita
- Preliminary scoping level estimates of 180MM lbs Cu by 2010 at capital of ~$370MM
- Engineering in-progress; capital costs/scope may change
- Considering larger expansions
- Continue to review additional expansion opportunities at all our existing operations

*NOTE: FCX has an 85% ownership interest in Morenci and a 100% interest in Safford, Miami, Bagdad and Sierrita*

# Development Project Update
## North America – Molybdenum

### Climax Primary Moly Mine Restart

- ~$500MM "brownfield" project
  - Open-pit operation
  - Construction of new mill with restart by 2010
  - Air permit received in 1Q08
- Initial annual production ~30mm lbs


Primary crusher
Covered ore stockpile
Pebble crusher
SAG & Ball mills
Flotation circuit


billion lbs Mo
1.9
Production (1918-present)
2.0
Recoverable Reserves + Mineralized Material

- Largest, highest-grade undeveloped moly resource with substantial upside
- Facilities designed to enable expansion – potential to double production

*NOTE: FCX has a 100% ownership interest in Climax*

# Development Project Update
## South America

### El Abra Sulfide

- Large sulfide mineral deposit underlying current oxide pit
- Environmental impact study approved by Chilean Government in 1Q08
- Extends mine life 10+ years
- Provides 325MM lbs copper/year aggregate to replace oxide
- ~ $450MM project


El Abra
E-W Section
Original Topography
Current Pit
Oxide Final Pit
Sulfide Final Pit
Legend
Leached Capping
Oxide
Mixed Oxide
Chalcocite
Bornite
Chalcopyrite
Pyrite


El Abra

### Incremental Expansion at Cerro Verde

- Engineering in-progress; capital costs may be higher than initial estimates
- Considering larger expansions
- Continuing drilling program to expand reserves

*NOTE: FCX has a 53.6% ownership interest in Cerro Verde and a 51% interest in El Abra*

# Development Project Update
## Indonesia



**Big Gossan Shaft Development**
*Concrete pour*

### Underground Mine Development

- **DOZ Expansion**
  - **- Operated at record 61K mt*/d in 1Q08**
  - **- Further expansion to 80K under way with targeted completion by 2010**
- **Initiating mine development activities at Grasberg Block Cave**
- **Big Gossan to reach full rates in 2011 (aggregate copper of 125MM lbs/year and gold of 65K ozs/year)**

### Mill Optimization

- **Crusher Master Plan – target completion 2Q08; throughput enhancement**

*NOTE: FCX has a 90.64% ownership interest in Grasberg*
** metric tons*

# Development Project Update
## Democratic Republic of Congo

### Tenke Fungurume Mine Development

- **Engineering, procurement & construction activities continue; concrete work, steel tank erection, structural steel & infrastructure development**
- **Revised aggregate capital cost estimate of $1.75 billion***

| | |
|---|---|
| **October 2007 estimate** ($ millions) | **$900** |
| Cost escalation | 385 |
| Scope changes & higher quantities | 170 |
| Enhanced infrastructure | 170 |
| Other increases | 125 |
| Total increase | 850 |
| **April 2008 estimate** ($ millions) | **$1,750** |

Note: $1.75 billion includes $235MM for infrastructure for larger scale operation than initial phase

- **Capital cost & project timing will continue to be reviewed and updated as development progresses**



- **Initial production target – 2H09; Aggregate annual production of 250MM lbs Cu & 18MM lbs Co**
- **Initial Estimates of Reserves at 12/31/07: 100MM mt at 2.3% copper and 0.3% cobalt**
- **Drilling continues**
  - **Reserves are expected to increase significantly**

*NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project*
** total is $1.9 billion including advances to third party for refurbishment for power*

# Development Project Update

## Democratic Republic of Congo


Leach Tanks & CCD


Electrical Substation


Construction Camp


Stockpile &
Dump Pocket
Heavy Duty Shop
Reagent Storage
SAG Mill
Leach & CCD
Cobalt Precipitation
Electrowinning
Tenke Fungurume Construction Site

# Copper Reserves & Mineralized Material

## Estimates as of 12/31/07


93
100
at $1.20 copper price
Incremental at $1.50 copper price
Reserves (a)
(billion lbs of recoverable copper)
Mineralized Material (b)
(billion lbs of contained copper)

*(a) Consolidated copper reserves using a long-term copper price of $1.20; 77 billion pounds net to FCX's interest*

*(b) Consolidated copper resources using a long-term copper price of $1.50;* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive studies establish their legal and economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.***

FREEPORT-McMoRAN COPPER & GOLD

# A World of Opportunities

## Exploration Targets in Major Mineral Districts

***80 drill rigs operating around the world***

Safford/Lone Star/Morenci District



Cerro Verde



Tenke Fungurume



Grasberg





SW US
South America
Africa
Indonesia

FREEPORT-MCMORAN COPPER & GOLD

# Exploration Drives the Mine Plan

**Aggregate 2008e Exploration: ~$180 million**



North America
Lone Star,
Morenci
& Others
38%
South America
14%
Africa
Tenke
Fungurume
& Kisanfu
22%
Australasia & Other Areas
5%
Indonesia
Deep Grasberg,
Kucing Liar, &
other targets
outside
of Block A
21%

*e = estimate. Please see cautionary statement.*

# Sales Profile 2007 - 2010e

## Copper Sales (billion lbs)


5
4
3
2
1
0
3.6
3.9
4.2
4.5
4.8
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated copper sales include approximately 535 mm lbs in 2006, 647 mm lbs in 2007, 700 mm lbs in 2008e, 740 mm lbs in 2009e and 775 mm lbs in 2010e for minority interest; excludes purchased copper.

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

## Gold Sales (million ozs)


3
2
1
0
1.9
2.3
1.4
2.1
2.1
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated gold sales include approximately 185 k oz in 2006, 228 k oz in 2007, 145 k oz in 2008e, 210 k oz in 2009e and 210 k oz in 2010e for minority interest

## Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
69
75
80
100
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated molybdenum sales include approximately 3 mm lbs in 2008e, 4 mm lbs in 2009e and 4 mm lbs in 2010e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

# 2008e Quarterly Payable Metal Sales

## Copper Sales (million lbs)


1,250
1,000
750
500
250
0
911
930
1,120
1,250
1Q08
2Q08e
3Q08e
4Q08e
44%
56%

Note: Consolidated copper sales include approximately 164 mm lbs in 1Q08, 165 mm lbs in 2Q08e, 180 mm lbs in 3Q08e and 191 mm lbs in 4Q08e for minority interest; excludes purchased copper

e = estimate. Please see cautionary statement.

## Gold Sales (thousand ozs)


750
500
250
0
Grasberg currently mining in lower grade section.
280
225
315
585
1Q08
2Q08e
3Q08e
4Q08e

Note: Consolidated gold sales include approximately 29 k oz in 1Q08, 25 k oz in 2Q08e, 35 k oz in 3Q08e and 56 k oz in 4Q08e for minority interest

## Molybdenum Sales (million lbs)


25
20
15
10
5
0
20
18
19
18
1Q08
2Q08e
3Q08e
4Q08e

# 2008e Sales and Unit Production Costs by Region

## 2008e Sales by Region


North America
1,530
Cu
mm lbs
75 (1)
Mo
mm lbs
South America
1,480
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,200
Cu
mm lbs
1.3
Au
mm ozs

| *(per pound of copper)* **Cash Unit Costs** (2) | North America | South America | Indonesia | Consolidated |
|---|---|---|---|---|
| Site Production & Delivery (3) | $1.67 | $1.11 | $1.38 | $1.39 |
| Royalties (3) | - | - | 0.13 | 0.04 |
| Treatment Charges | 0.09 | 0.18 | 0.27 | 0.17 |
| By-product Credits | (0.62) | (0.22) | (1.05) | (0.60) |
| Net Cash Unit Costs | $1.14 | $1.07 | $0.73 | $1.00 |

*(1) Includes Cerro Verde moly*

*(2) Estimates assume average prices of $3.75/lb for copper, $900/oz for gold and $30/lb for molybdenum for the 2Q – 4Q 2008. Quarterly unit costs will vary significantly with quarterly metal sales volumes.*

*(3) Production costs include profit sharing in South America and severance taxes in North America*

*Note: Amounts are projections. See Cautionary Statement.*

# EBITDA and Cash Flow at Various Copper Prices

## Average Annual EBITDA 2008e-2009e

*($900 Gold & $30 Molybdenum)*


(US$ billions)
$15
$13
$11
$9
$7
$5
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

## Average Annual Operating Cash Flow 2008e-2009e

*($900 Gold & $30 Molybdenum)*


(US$ billions)
$9
$6
$3
$0
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

*Note: Prices as noted for 2Q08-2009. On an annual basis, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $140 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and excludes purchase accounting impacts.*

# Sensitivity to Commodity Prices

| Change | Annual Financial Impact | | |
|---|---|---|---|
| | EBITDA | Net Income | Operating Cash Flow |
| | | (US$ millions) | |
| Copper: -/+ $0.20/lb | $850 | $490 | $575 |
| Molybdenum: -/+ $2.00/lb | $140 | $100 | $100 |
| Gold: -/+ $50/ounce | $90 | $45 | $50 |

*Note: Annual financial impact based on estimated average annual sales for 2008-2009 and excludes purchase accounting impacts.*

# Capital Expenditures



Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
1.0
0.8
$3.0
1.2
1.8
$2.4
1.1
1.3
$1.3
0.8
0.5
2007*
2008e
2009e
2010e

* Includes PD expenditures beginning March 20, 2007

*Note: Includes capitalized interest. e = estimate. Please see cautionary statement.*

# Average Annual Excess Cash Flow (1) 2008e – 2009e

*($ in billions, except copper, gold and molybdenum prices)*



$5
$4
$3
$2
$1
$0
Op. Cash Flow After CAPEX & MI Distributions
Copper Sensitivities with $900 Gold/$30 Molybdenum
Available for investments/ debt reduction/ shareholder returns
Annual Dividend of $1.75/share
Preferred Dividends
$3.00
$3.50
$4.00
$900 Gold/$30 Molybdenum

| Cash Available After Dividends 2-Yr Total (2) | $3.2 | $5.3 | $7.4 |
|---|---|---|---|

NOTE: Prices as noted for 2Q08-2009; 2008 excess cash flows expected to be less than the average as a result of working capital uses.
(1) Average annual operating cash flow after capital expenditures and minority distributions.
(2) After annual dividend of $1.75 per share and preferred dividends

FREEPORT-MCMORAN COPPER & GOLD

# Financial Policy

- FCX is Committed to Maintaining a Strong Financial Position
- Continuation of Positive Copper Markets is Expected to Provide Substantial Cash Flows
  - Investments in Projects With Attractive Returns
  - Opportunistic Debt Reduction
  - Shareholder Returns
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders
- Financial Policy Reviewed on Ongoing Basis

# Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

# Grasberg District Ore Bodies



Grasberg UG
Grasberg Pit
• At year-end 2007, we arrived at the start of the Grasberg BC terminal
• In 2008, we will begin development of Grasberg BC infrastructure
December 2007
5.5 km* from the Portal
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
MLZ
Deep MLZ
ESZ
DOZ
MLA
Big Gossan
Lower access to Big Gossan initiated (currently at BG terminal)
Mill
Elevation: 2,500 meters
Common Infrastructure
COW A
Ore Bodies
Plan View
N
Portals (Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)

* represents the distance from the portal and not indicative of total development meters

FREEPORT-MCMORAN COPPER & GOLD

# Grasberg Open Pit



9N
8N
8E
7S
8S
N
1Q08

# PT-FI Mine Plan

## PT-FI's Share of Metal Sales, 2008e-2012e

Copper, billion lbs

Gold, million ozs

2008e – 2012e PT-FI Share
Total: 6.0 billion lbs
Annual Average: 1.2 billion lbs

2008e – 2012e PT-FI Share
Total: 7.8 million ozs
Annual Average: 1.6 million ozs


1.2
1.3
1.2
2.0
1.4
2.0
1.0
1.3
1.2
1.2
2008e
2009e
2010e
2011e
2012e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

# Mining Sequence in 2008
## Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
1Q08
End 2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

# Mining Sequence in 2008

## Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
2Q08
End 2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

# Mining Sequence in 2008

## Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End
2007
3Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

# Mining Sequence in 2008

## Copper Equivalent Cross Section



A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
4Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRAN COPPER & GOLD

# Mining Sequence in 2009

## Copper Equivalent Cross Section



A
B
7S and 8E/8S are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2009
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

# Mining Sequence in 2010

## Copper Equivalent Cross Section



A
B
8E/8S is the Primary Ore Pushback in 2010
9N
8E
8E/8S
End 2009
2010
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

# Mining Sequence in 2011

## Copper Equivalent Cross Section


A
B
8E/8S and 9N are the Primary Ore Pushbacks in 2011
9N*
End 2010
8E/8S
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

# Mining Sequence in 2012
## Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9N*
End
2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section